UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2024

DIGITAL ALLY, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-33899	20-0064269
(State or other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

14001 Marshall Drive, Lenexa, KS 66215

(Address of Principal Executive Offices) (Zip Code)

(913) 814-7774

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, $0.001 par value	DGLY	The Nasdaq Capital Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.04. Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under and Off-Balance Sheet Arrangement.

As previously disclosed, on October 22, 2024, Digital Ally, Inc. (the “Company”) received a Default and Reservation Letter (the “Default Notice”) from counsel for Softforge Innovation, LLC (“Softforge”), the administrative agent for a Senior Secured Promissory Note (the “Original Note”), as modified pursuant to that Letter Agreement dated July 13, 2024, as further modified pursuant to that Letter Agreement dated September 12, 2024, as further modified pursuant to that Amended and Restated Promissory Note, dated September 25, 2024 (the “Amended Note”, and together with the Original Note, the “Note”), (i) notifying the Company that it is in default under the Note for, among other reasons, failing to make a $100,000 payment that was due on October 10, 2024, (ii) accelerating all principal and interest payments due under the Note, and (iii) demanding the Company and Kustom Entertainment, Inc., a Nevada corporation and wholly-owned subsidiary of the Company, enter into a lockbox control agreement within ten (10) business days of the date of the Default Notice. As of the date of this report, the outstanding obligation of the Company under the Note is approximately $1,600,000.

Also as previously disclosed, on October 24, 2024, the Company received a Notice of UCC Article 9 Public Sale (the “Sale Notice”) from counsel to Softforge notifying the Company that it intends to conduct a public sale of the collateral securing the Company’s obligations under the Note and Security Agreement at 11:00 a.m. ET on November 5, 2024.

On October 29, 2024, the Company received a letter from counsel to Softforge notifying the Company that the contemplated public sale will be moved from 11:00 a.m. ET on November 5, 2024 to 11:00 am ET on November 7, 2024.

The Company has notified Softforge that it disputes the claims made in the Default Notice and the Sale Notice and demanded that Softforge immediately rescind the Sale Notice and cancel the public sale. The Company intends to vigorously defend its rights, including by seeking injunctive relief and damages against Softforge.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 4, 2024

Digital Ally, Inc.

By:	/s/ Stanton E. Ross
Name:	Stanton E. Ross
Title:	Chairman and Chief Executive Officer